UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 21, 2024

Argo Group International Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15259	98-0214719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 7th Avenue

7th Floor

New York, New York 10018

(Address, Including Zip Code,

of Principal Executive Offices)

Registrant’s telephone number, including area code: (210) 321-8400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.500% Senior Notes due 2042 issued by Argo Group US, Inc. and the Guarantee with respect thereto	ARGD	New York Stock Exchange
Depositary Shares, Each Representing a 1/1,000th Interest in a Share of 7.00% Resettable Fixed Rate Preferred Stock, Series A, Par Value $1.00 Per Share	ARGOPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 21, 2024 (the “Amendment Effective Date”), Argo Group International Holdings, Inc. (“Argo Group”) and Argo Group US, Inc. (together with Argo Group, collectively, the “Borrowers”) entered into Amendment No. 6 to the Credit Agreement (“Amendment No. 6”) with the financial institutions party thereto as lenders and JPMorgan Chase Bank, N.A., individually as a lender and as administrative agent (in such capacity, the “Administrative Agent”). Amendment No. 6 amends that certain Credit Agreement, dated as of November 2, 2018 (as amended, restated, amended and restated, supplemented and otherwise modified prior to the Amendment Effective Date, the “Credit Agreement”), by and among the Borrowers, the financial institutions party thereto as lenders and the Administrative Agent.

Amendment No. 6, among other things, replaces the minimum Tangible Net Worth covenant in the Credit Agreement with a minimum Consolidated Net Worth covenant that no longer excludes the value of intangible assets. The Consolidated Net Worth covenant is tested at the end of each fiscal quarter (commencing with the fiscal quarter ended December 31, 2023) and has been set at an amount equal to the sum of (i) $872,000,000 plus (ii) 50% of positive net income for each fiscal quarter ending after December 31, 2023 plus (iii) 50% of net proceeds received from the issuance and sale of certain equity interests after December 31, 2023.

The foregoing summary of Amendment No. 6 is not complete and is qualified in its entirety by reference to the full text of Amendment No. 6, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

No.	Exhibit
10.1	Amendment No. 6 to the Credit Agreement, dated February 21, 2024, by and among Argo Group International Holdings, Inc. and Argo Group US, Inc., as Borrowers, JPMorgan Chase Bank, N.A., individually as a lender and as Administrative Agent, and the other financial institutions signatory thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2024	ARGO GROUP INTERNATIONAL HOLDINGS, INC.

	By:	/s/ Christopher Donahue
Name: Christopher Donahue
Title: Chief Financial Officer

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